UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)    (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: September 1, 2012 — November 30, 2012

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2012 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

98.1%	Common Stock	187,023,997	210,830,309
0.0%	Rights	—	4,152
0.4%	Other Investment Company	951,490	954,450
1.2%	Short-Term Investment	2,625,887	2,625,887

99.7%	Total Investments	190,601,374	214,414,798
0.3%	Other Assets and Liabilities, Net		621,887

100.0%	Net Assets		215,036,685

	Number	Value
Security	of Shares	($)

Common Stock 98.1% of net assets

Australia 7.5%

Real Estate 7.5%
Commonwealth Property Office Fund	1,315,260	1,401,067
Dexus Property Group	1,241,328	1,302,993
Goodman Group	341,300	1,645,823
Investa Office Fund	195,100	590,769
Westfield Group	666,640	7,257,244
Westfield Retail Trust	1,278,141	3,991,302

		16,189,198

Austria 0.6%

Real Estate 0.6%
Immofinanz AG *	333,400	1,347,827

Brazil 2.7%

Consumer Durables & Apparel 0.2%
MRV Engenharia e Participacoes S.A.	35,200	186,312
Rossi Residencial S.A.	176,700	337,391

		523,703

Real Estate 2.5%
BR Properties S.A.	256,900	3,029,708
Multiplan Empreendimentos Imobiliarios S.A.	82,850	2,287,603

		5,317,311

		5,841,014

Canada 4.6%

Real Estate 4.6%
Boardwalk Real Estate Investment Trust	33,379	2,166,014
Brookfield Canada Office Properties	28,096	840,038
Brookfield Office Properties, Inc.	215,663	3,560,551
Canadian Apartment Properties Real Estate Investment Trust	79,414	1,913,899
Canadian Real Estate Investment Trust	26,693	1,117,056
InnVest Real Estate Investment Trust	50,000	217,949
Mainstreet Equity Corp. *	800	26,029

		9,841,536

Chile 0.9%

Real Estate 0.9%
Parque Arauco S.A.	883,260	1,965,045

China 0.9%

Consumer Services 0.2%
Home Inns & Hotels Management, Inc. ADR *	16,200	435,456

Real Estate 0.7%
Guangzhou R&F Properties Co., Ltd., Class H	924,800	1,576,927

		2,012,383

France 4.2%

Real Estate 4.2%
ICADE	12,300	1,112,334
Unibail-Rodamco SE	33,837	7,949,687

		9,062,021

Germany 2.3%

Real Estate 2.3%
Alstria Office REIT-AG	80,200	984,944
Deutsche Wohnen AG	203,549	3,937,811

		4,922,755

Hong Kong 11.5%

Consumer Services 0.7%
Mandarin Oriental International Ltd.	83,100	114,678
Shangri-La Asia Ltd.	732,000	1,416,729

		1,531,407

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Real Estate 10.8%
China Overseas Land & Investment Ltd.	788,000	2,332,564
Country Garden Holdings Co. Ltd. *	3,011,000	1,436,811
Hang Lung Properties Ltd.	988,300	3,620,106
Hongkong Land Holdings Ltd.	350,700	2,291,589
Kerry Properties Ltd.	460,000	2,346,595
New World Development Co., Ltd.	928,500	1,470,556
Sun Hung Kai Properties Ltd.	239,454	3,503,053
The Link REIT	250,000	1,356,126
The Wharf Holdings Ltd.	524,000	4,031,497
Yuexiu Real Estate Investment Trust	1,502,000	720,763

		23,109,660

		24,641,067

Indonesia 0.9%

Real Estate 0.9%
Lippo Karawaci Tbk PT	8,878,000	989,608
Summarecon Agung Tbk PT	4,272,500	854,505

		1,844,113

Israel 0.7%

Real Estate 0.7%
Azrieli Group	61,300	1,490,931

Japan 9.8%

Real Estate 9.8%
Global One Real Estate Investment Corp.	200	1,212,502
Japan Hotel REIT Investment Corp.	4,000	1,171,950
Japan Logistics Fund, Inc.	200	1,750,296
Japan Real Estate Investment Corp.	107	1,052,183
Mitsubishi Estate Co., Ltd.	217,300	4,206,075
Mitsui Fudosan Co., Ltd.	362,400	7,596,432
Mori Trust Sogo Reit, Inc.	58	487,379
Sumitomo Realty & Development Co., Ltd.	130,500	3,568,989

		21,045,806

Malaysia 0.3%

Real Estate 0.3%
SP Setia Bhd	61,200	61,205
Sunway Real Estate Investment Trust	1,211,400	581,839

		643,044

Mexico 0.3%

Consumer Durables & Apparel 0.3%
Consorcio ARA, S.A.B. de C.V. *	1,526,700	453,284
Urbi, Desarrollos Urbanos, S.A.B. de C.V. *	320,400	185,054

		638,338

New Zealand 0.2%

Real Estate 0.2%
Kiwi Income Property Trust	405,800	389,933

Philippines 2.0%

Real Estate 2.0%
Robinsons Land Corp.	2,170,500	1,009,734
SM Prime Holdings, Inc.	8,568,125	3,262,764

		4,272,498

Singapore 4.5%

Real Estate 4.5%
CapitaCommercial Trust	1,383,700	1,836,125
CapitaMall Trust	490,000	831,457
CDL Hospitality Trusts	1,111,300	1,753,340
Global Logistic Properties Ltd.	1,455,700	3,349,043
Keppel REIT	720,000	725,258
Starhill Global REIT	1,755,000	1,085,219

		9,580,442

South Africa 0.7%

Real Estate 0.7%
Growthpoint Properties Ltd.	535,800	1,476,548

Sweden 2.0%

Real Estate 2.0%
Fabege AB	161,100	1,658,631
Hufvudstaden AB, A Shares	213,300	2,727,144

		4,385,775

United Kingdom 3.7%

Real Estate 3.7%
British Land Co., plc	520,600	4,590,723
Land Securities Group plc	161,788	2,095,858
Raven Russia Ltd. *	303,800	303,478
Segro plc	147,600	559,041
Shaftesbury plc	49,500	440,000

		7,989,100

United States 37.8%

Consumer Services 0.9%
Starwood Hotels & Resorts Worldwide, Inc.	36,415	1,964,953

Real Estate 36.9%
Alexandria Real Estate Equities, Inc.	67,259	4,568,231
American Assets Trust, Inc.	23,200	631,736
American Tower Corp.	27,600	2,068,068
Associated Estates Realty Corp.	189,100	2,861,083

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
AvalonBay Communities, Inc.	19,224	2,533,531
Boston Properties, Inc.	47,951	4,921,211
Colonial Properties Trust	46,800	954,720
DiamondRock Hospitality Co.	209,300	1,829,282
Duke Realty Corp.	77,180	1,041,930
EPR Properties	14,100	639,435
Equity Lifestyle Properties, Inc.	8,800	577,632
Equity Residential	59,000	3,275,090
Essex Property Trust, Inc.	33,766	4,743,785
General Growth Properties, Inc.	80,700	1,563,159
Glimcher Realty Trust	225,200	2,414,144
HCP, Inc.	65,948	2,970,957
Host Hotels & Resorts, Inc.	203,153	2,984,318
Hudson Pacific Properties, Inc.	59,400	1,150,578
Kite Realty Group Trust	39,200	209,328
LaSalle Hotel Properties	129,608	3,124,849
Mack-Cali Realty Corp.	23,400	591,552
Pebblebrook Hotel Trust	42,700	890,295
ProLogis, Inc.	76,771	2,605,608
Public Storage	14,006	1,969,804
Rayonier, Inc.	12,600	627,984
Regency Centers Corp.	25,200	1,180,620
Sabra Health Care REIT, Inc.	15,600	338,520
Simon Property Group, Inc.	47,381	7,208,072
SL Green Realty Corp.	68,100	5,133,378
Sunstone Hotel Investors, Inc. *	93,900	969,048
Taubman Centers, Inc.	17,200	1,332,484
The Macerich Co.	44,600	2,519,900
UDR, Inc.	67,803	1,560,147
Ventas, Inc.	62,067	3,950,565
Vornado Realty Trust	17,722	1,354,492
Weingarten Realty Investors	73,232	1,990,446

		79,285,982

		81,250,935

Total Common Stock
(Cost $187,023,997)		210,830,309

Rights 0.0% of net assets

Brazil 0.0%

Consumer Durables & Apparel 0.0%
Rossi Residencial S.A. *	98,564	4,152

Total Rights
(Cost $—)		4,152

Other Investment Company 0.4% of net assets

United States 0.4%
iShares Dow Jones US Real Estate Index Fund	15,000	954,450

Total Other Investment Company
(Cost $951,490)		954,450

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investment 1.2% of net assets

Time Deposit 1.2%
Deutsche Bank
US Dollar
0.03%, 12/03/12	2,625,887	2,625,887

Total Short-Term Investment
(Cost $2,625,887)		2,625,887

End of Investments.

At 11/30/12, the tax basis cost of the fund’s investments was $193,116,624 and the unrealized appreciation and depreciation were $25,345,137 and ($4,046,963), respectively, with a net unrealized appreciation of $21,298,174.

As of 11/30/12, the values of certain foreign securities held by the fund aggregating $107,335,293 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees.

*	Non-income producing security.

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported at halfway between the most recent bid and ask quotes. Securities that are primarily traded

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Portfolio Holdings (Unaudited) continued

on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activity, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	International fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures and forward foreign currency exchange contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s forward exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily

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Portfolio Holdings (Unaudited) continued

close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of November 30, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock
Australia[1]	$—	$16,189,198	$—	$16,189,198
Austria[1]	—	1,347,827	—	1,347,827
Brazil[1]	5,841,014	—	—	5,841,014
Canada[1]	9,841,536	—	—	9,841,536
Chile[1]	1,965,045	—	—	1,965,045
China[1]	—	1,576,927	—	1,576,927
Consumer Services	435,456	—	—	435,456
France[1]	—	9,062,021	—	9,062,021
Germany
Real Estate	984,944	3,937,811	—	4,922,755
Hong Kong[1]	—	23,109,660	—	23,109,660
Consumer Services	114,678	1,416,729	—	1,531,407
Indonesia[1]	—	1,844,113	—	1,844,113
Israel[1]	—	1,490,931	—	1,490,931
Japan[1]	—	21,045,806	—	21,045,806
Malaysia[1]	643,044	—	—	643,044
Mexico[1]	638,338	—	—	638,338
New Zealand[1]	—	389,933	—	389,933
Philippines[1]	—	4,272,498	—	4,272,498
Singapore[1]	—	9,580,442	—	9,580,442
South Africa[1]	1,476,548	—	—	1,476,548
Sweden[1]	—	4,385,775	—	4,385,775
United Kingdom
Real Estate	303,478	7,685,622	—	7,989,100
United States[1]	81,250,935	—	—	81,250,935
Rights[1]	4,152	—	—	4,152
Other Investment Company	954,450	—	—	954,450
Short-Term Investment[1]	—	2,625,887	—	2,625,887

Total	$104,453,618	$109,961,180	$—	$214,414,798

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended November 30, 2012.

REG406025NOV12

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant ) Schwab Investments

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	1/24/2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	1/24/2013

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	1/24/2013